Exhibit 10.1

                                 Amendment No. 4
                              To License Agreement



         This Amendment No. 4 to License Agreement (the "Amendment"), entered into on February 15, 2007, with an effective date as of January 1, 2007, by and between Metromedia Company, a Delaware general partnership, and Metromedia International Group, Inc., a Delaware corporation.

                              W I T N E S S E T H :


         WHEREAS, Metromedia Company (the "Licensor") and Metromedia International Group, Inc. (the "Licensee") are parties to that certain License Agreement, dated as of November 1, 1995, as amended (the "License Agreement"), pursuant to which Licensor granted to Licensee a license to use the Licensor's trade name and trademark "Metromedia" in accordance with the terms and conditions of the License Agreement; and

         WHEREAS, both Licensor and Licensee have agreed to amend the License Agreement to extend the Term of the License Agreement;

         NOW THEREFORE, in consideration of the mutual premises and covenants made herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

1.       Capitalized Terms
         -----------------

         All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement.

2.       Term
         ----

         Paragraph 2 of the License Agreement is hereby deleted in its entirety and replaced with the following:

                  "2. This Agreement and the rights and licenses granted under Paragraph 1 shall be in effect until June 30, 2007, unless earlier terminated as provided herein (the "Term")."

3.       Miscellaneous
         -------------

         3.1 Except as specifically provided herein, nothing contained in this Amendment shall be deemed to modify in any respect the terms, provisions or conditions of the License Agreement, and such terms, provisions and conditions shall remain in full force and effect.

         3.2 This Amendment shall be binding upon and inure to the benefit of Licensor, Licensee and their respective permitted successors and assigns.

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                                                                    Exhibit 10.1

IN WITNESS WHEREOF, Licensor and Licensee have executed this Amendment as of the day and year first written above.



                                    LICENSOR:

                                    Metromedia Company


                                    By: /s/ Stuart Subotnick
                                       ---------------------------------


                                    LICENSEE:

                                    Metromedia International Group, Inc.



                                    By: /s/ Mark S. Hauf
                                        ----------------------------------------
                                            Mark S. Hauf, President